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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 5, 1999


                            FOUNDRY NETWORKS, INC.
            (Exact name of registrant as specified in its charter)

                                   000-26689
                           (Commission File Number)


Delaware                                   77-0431154
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation)


                         680 W. Maude Avenue, Suite 3
                              Sunnyvale, CA 94086
            (Address of principal executive offices, with zip code)

                                (408) 530-3300
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     Foundry Networks, Inc. announced on October 5, 1999 that based on its preliminary estimates, revenues for the quarter ended September 30, 1999 will be in the range of approximately $36 million to $38 million, exceeding the Company's internal expectations for this quarter.

     The Company's press release with regard to this development is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit 99.1 Press Release dated October 5, 1999 announcing revenue estimates for the third quarter of 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOUNDRY NETWORKS, INC.



Date:  October 7, 1999             By: /s/ Timothy D. Heffner
                                       -----------------------
                                       Timothy D. Heffner
                                       Vice President, Finance & Administration,
                                       Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------

Exhibits
--------

Exhibit 99.1 Exhibit 99.1 Press Release dated October 5, 1999 announcing revenue estimates for the third quarter of 1999.

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